United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/15

Date of Reporting Period: 10/31/15

Item 1. Reports to Stockholders

Annual Shareholder Report
October 31, 2015
Share Class	Ticker
A	FMUAX
B	FMNBX
C	FMUCX
F	FMUFX
Institutional	FMUIX

Federated Muni and Stock Advantage Fund
Fund Established 2003

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2014 through October 31, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Muni and Stock Advantage Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2015, was -1.13% for Class A Shares, -1.87% for Class B Shares, -1.87% for Class C Shares, -1.13% for Class F Shares and -0.81% for Institutional Shares. The -0.81% total return for the Institutional Shares for the reporting period consisted of -3.92% in depreciation of net asset value of the Fund's shares and 3.11% in reinvested dividends. The total return of the Fund's custom blended index (60% S&P Municipal Bond Index (S&P Muni Index) and 40% Dow Jones U.S. Select Dividend Index (DJSDI))1 was 2.61% for the same period. The total return of the Morningstar Conservative Allocation Funds Average (MCAFA),2 a peer group average for the Fund, was -0.77% during the same period. The Fund's and the MCAFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the DJSDI or S&P Muni Index.
During the reporting period, the Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks3 and intermediate- and long-term, tax-exempt securities to achieve the Fund's primary tax-advantaged income objective and secondary capital appreciation objective. The most significant factors that affected the Fund's performance during the reporting period were: (a) the Fund's allocation between stocks and tax-exempt securities; (b) the selection of equity securities of similar issuers (referred to as sectors) and the selection of individual equity securities; (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the Fund's tax-exempt securities portfolio.
The following discussion will focus on the performance of the Fund's Institutional Shares during the reporting period.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs and endured heightened volatility on the heels of several major news stories both domestically and abroad. The first bout of volatility during the reporting period came late in 2014 as oil prices plunged. Weak energy prices coupled with a west coast port shutdown and severe winter weather had investors feeling uneasy about the equity market heading into the New Year. Equities experienced their tightest trading range on record in the first half of the year but were never able to gain much footing. Domestically, the Federal Reserve (the Fed) removed “patient” from its language, sparking the debate of if and when the Fed might raise interest rates. Greek and Puerto Rican debt issues, in addition to the
Annual Shareholder Report

announcements of Japanese and European stimulus programs, added to market volatility throughout the year. Poor economic data in China and an unexpected yuan devaluation during late summer provided the biggest shock to markets as U.S. equities dropped more than 10% from peaks reached in the spring. In the latter months of the reporting period, investors shrugged off China worries and refocused their attention on the Fed. Despite improved economic conditions domestically and abroad, investors did not see a hike in short-term interest rates during the reporting period.
The S&P 500 Index4 returned 5.20%, and the Russell 1000® Value Index5 returned 0.53% for the reporting period. In general, larger market capitalization stocks outperformed smaller market capitalization stocks, growth stocks outperformed value stocks and defensive stocks outperformed cyclical stocks. Strong performance in Consumer Discretionary, Information Technology and Consumer Staples dominated relatively weaker performance in Energy, Materials and Telecom across the S&P 500 sectors during the reporting period.
U.S. Treasury yields ended the reporting period mixed, with short-term yields higher and intermediate- and long-term yields lower, as moderate U.S. growth persisted amid low U.S. inflation, falling commodity prices and slowing global growth. Early in the reporting period, sharp declines in oil & energy prices and tepid developed country growth depressed inflation expectations and drove Treasury market yields downward, with the 10-year Treasury yield reaching a period low of 1.64% at the end of January 2015. Over the remainder of the reporting period, commodity prices stabilized somewhat and U.S. growth rebounded. Meanwhile, decelerating growth in China and another bout of Greek debt problems highlighted global growth risks and supported dollar strength in foreign exchange markets during the period. Amid these various crosscurrents, the Fed policy expectations fluctuated widely, ending the reporting period with rising expectations of near-term Fed tightening. During the reporting period, the closing 10-year U.S. Treasury yield ranged from 2.49% to 1.64%, ending at 2.14%, down 19 basis points. The 30-year Treasury yield ended the period down 14 basis points. In contrast, the 2-year Treasury yield, which is highly sensitive to monetary policy expectations, ended the period up 23 basis points.
Municipal market yields followed Treasury yields over much of the reporting period, though shifts in the new issue supply and investor demand for municipal bonds led to a mixed pattern of changes in municipal yields across the yield curve. The Municipal Market Data (MMD)6 AAA tax exempt 10-year yield declined 3 basis points over the period, while the 30-year yield increased 6 basis points and the 2-year MMD yield increased 18 basis points.
Annual Shareholder Report

PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and tax-exempt securities to reflect the Fund's primary investment objective of tax-advantaged income7 and its secondary objective of capital appreciation. The factors used in the allocation decision, during the reporting period; were: (1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt securities portion of the Fund's portfolio; (2) the Fund's ability to pay and maintain an attractive level of dividends,7 and (3) the expected relative total return of tax-exempt securities and stocks. The allocation at the end of the reporting period was 50.0% tax-exempt municipal bonds, 46.2% stocks and 3.8% tax-exempt cash equivalents. The Fund's overweight to equities relative to the DJSDI contributed negatively to Fund performance during the reporting period as the DJSDI underperformed the S&P Muni Index.
SECTOR AND SECURITY SELECTION–EQUITY STOCKS
The return of the equity component of the Fund's portfolio underperformed the DJSDI during the reporting period as the Fund's equity portfolio managers focused on realization of the Fund's tax-advantaged income and capital appreciation objectives by purchasing and holding income producing equity securities. Overweight positions in the Information Technology and Telecom sectors were the main drivers of the reporting period underperformance.
During the reporting period, stock selection added to while sector allocation detracted from the Fund's performance relative to the DJSDI. An overweight position in the Health Care sector enhanced the Fund's performance during the reporting period. Detracting from performance was a sector overweight in the Information Technology sector as well as an overweight position in the Telecom sector. The Fund had notable positive stock selection in the Consumer Staples and Information Technology sectors and negative stock selection in the Consumer Discretionary and Utilities sectors.
SECURITY SELECTION–TAX-EXEMPT SECURITIES
During the reporting period, the bond portfolio manager's strategies were to: (1) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; (2) maintain exposure to intermediate- and long-term tax-exempt municipal bonds to seek to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; (3) maintain a significant weighting in low investment-grade and noninvestment-grade bonds, or equivalents,8 given their income advantages; and (4) adjust portfolio duration,9 or sensitivity to interest rates, and yield curve exposures in an effort to enhance bond portfolio total return as market interest rates fluctuate.10
Annual Shareholder Report

The Fund's tax-exempt municipal bond portfolio outperformed the return of the S&P Muni Index during the reporting period. Overweight allocations to “BBB”-rated securities and speculative-grade securities (or unrated securities of comparable quality) contributed to the favorable relative performance as such securities outperformed. Allocation among municipal sectors contributed to relative performance, including underweight exposure to underperforming general obligation and other tax-supported bonds and overweight exposure to outperforming revenue bond sectors, such as tobacco settlement, and certain utility and transportation bonds. The bond portfolio's yield curve positioning contributed favorably to relative performance, with its underweight exposure to short-term securities and overweight exposure to outperforming intermediate- and long-term securities. Duration management–which includes duration of bonds in the portfolio as well as derivatives to adjust duration–detracted from relative performance due to losses on Treasury bond futures11 positions.
DURATION–TAX-EXEMPT SECURITIES
During the reporting period, the duration of the Fund's tax-exempt municipal bond portfolio averaged about 5.0 years, which was longer than the duration of the S&P Muni Index, which averaged about 4.8 years. This longer duration reflected the Fund's focus on intermediate- and long-term securities, its active allocation of portfolio holdings among intermediate- and long-term securities and its tactical use of derivatives to reduce portfolio duration over the reporting period.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the DJSDI and S&P Muni Index. The total return for the 12-month reporting period for the Fund's broad-based securities market indexes, the S&P Municipal Bond Index and the Dow Jones U.S. Select Dividend Index, were 2.87% and 2.03%, respectively.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MCAFA.
3	There are no guarantees that dividend paying stocks will continue to pay dividends.
4	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Russell 1000® Value Index measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, and it is not possible to invest directly in an index.
6	MMD is a market data provider that produces daily generic yield curve of investment-grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD AAA yield curve is a widely used reference for top credit quality municipal bonds in the marketplace. Investment-grade municipal bonds are rated at least “BBB” by Standard & Poor's or another nationally recognized statistical ratings organization (or are comparable unrated municipal bonds).
7	Fund income may be subject to state and local taxes. Although this Fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.
Annual Shareholder Report

8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
9	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
10	Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.
11	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Muni and Stock Advantage Fund2 from October 31, 2005 (or later, if applicable) to October 31, 2015, compared to the S&P Municipal Bond Index (S&P Muni Index),3 the Dow Jones U.S. Select Dividend Index (DJSDI),3 the S&P 500 Index (S&P 500)3 and the Morningstar Conservative Allocation Funds Average (MCAFA).3 The Average Annual Total Return Table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2015
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
Growth of a $10,000 Investment–CLASS F SHARES
Growth of $10,000 as of October 31, 2015
■	Total returns shown include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900).
Annual Shareholder Report

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years	Start of Performance
Class A Shares	-6.55%	5.66%	4.43%	N/A
Class B Shares	-7.15%	5.74%	4.39%	N/A
Class C Shares	-2.83%	6.07%	4.24%	N/A
Class F Shares[4]	-3.08%	6.63%	N/A	3.83%
Institutional Shares[4]	-0.81%	7.10%	5.04%	N/A
S&P Muni Index	2.87%	4.41%	4.69%	N/A
DJSDI	2.03%	14.11%	6.73%	N/A
S&P 500 Index	5.20%	14.33%	7.85%	N/A
MCAFA	-0.77%	5.02%	4.59%	N/A
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and the contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Muni Index, DJSDI and the MCAFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	As indicated in its name, Federated Muni and Stock Advantage Fund invests in both municipal (muni) securities and equity securities (stock) as described in the Fund's prospectus. Thus the Fund is not entirely a “tax-exempt” or “municipal” fund, and a portion of the income derived from the Fund's portfolio (or dividend distributions) will be subject to federal income tax and state and local personal income tax.
Annual Shareholder Report

3	The S&P Muni Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the S&P Muni Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The S&P Muni Index is rebalanced monthly. The DJSDI's universe is defined as all dividend-paying companies in the Dow Jones U.S. Total Market Index that have a non-negative historical five-year dividend per-share growth rate, a five year average dividend earnings-per-share ratio of less than or equal to 60%, and three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Total Market index is a rules-governed, broad-market benchmark that represents approximately 95% of the U.S. market capitalization. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MCAFA figures represent the average of the total returns reported by all of the mutual funds designated by Morningstar as falling into the respective category indicated. The S&P Muni Index, DJSDI, S&P 500 and MCAFA are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P Muni Index, DJSDI, S&P 500 and MCAFA are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Fund's Class F Shares and Institutional Shares commenced operations on 5/31/2007 and 12/29/2010, respectively. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown for the Fund's Institutional Shares is for the Fund's Class A Shares. The performance of the Class A Shares has been adjusted to reflect the expenses of the Institutional Shares for the period (2005) in which the expenses for Class A Shares were lower than the expenses for the Institutional Shares. For the other periods (2006 through December 28, 2010), the performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares during those periods. The performance of Class A Shares also has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of fund expenses related to Class A Shares during the period prior to commencement of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At October 31, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Tax-Exempt, Fixed Income Securities	50.0%
Equity Securities	46.3%
Derivative Contracts[2]	(0.1)%
Cash Equivalents[3]	4.3%
Other Assets and Liabilities—Net[4]	(0.5)%
TOTAL	100.0%
At October 31, 2015, the Fund's sector composition5 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Financials	13.9%
Health Care	12.4%
Information Technology	12.1%
Telecommunication Services	11.4%
Industrials	10.3%
Energy	10.2%
Consumer Discretionary	9.3%
Consumer Staples	9.2%
Utilities	9.0%
Materials	2.2%
TOTAL	100.0%
Annual Shareholder Report

At October 31, 2015, the Fund's sector composition6 for its tax-exempt securities was as follows:
Sector Composition	Percentage of Tax-Exempt Securities
Hospital	12.8%
Dedicated Tax	12.1%
Education	12.0%
Toll Road	8.4%
General Obligation—State	7.7%
Water and Sewer	6.3%
Industrial Development Bond/Pollution Control Revenue	5.3%
Airport	4.9%
Public Power	4.1%
Pre-Refunded	3.5%
Other[7]	22.9%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Cash equivalents include any investments in tax-exempt, variable rate instruments.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
6	Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
7	For purposes of this table, sector classifications constitute 77.1% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments
October 31, 2015
Shares or Principal Amount		Value
	COMMON STOCKS—46.3%
	Consumer Discretionary—4.3%
377,111	Corus Entertainment, Inc., Class B	$3,596,340
122,240	Darden Restaurants, Inc.	7,565,434
500,642	Ford Motor Co.	7,414,508
86,712	Kohl's Corp.	3,999,158
241,797	M.D.C. Holdings, Inc.	6,284,304
77,205	National CineMedia, Inc.	1,096,311
390,458	Regal Entertainment Group, Class A	7,567,076
105,809	Six Flags Entertainment Corp.	5,506,300
303,473	Staples, Inc.	3,942,114
40,524	TJX Cos., Inc.	2,965,952
45,020	Tupperware Brands Corp.	2,650,327
	TOTAL	52,587,824
	Consumer Staples—4.3%
321,629	Altria Group, Inc.	19,448,906
86,245	Campbell Soup Co.	4,380,383
87,209	Kellogg Co.	6,149,979
53,126	Kimberly-Clark Corp.	6,359,713
140,965	Philip Morris International, Inc.	12,461,306
45,810	The Kraft Heinz Co.	3,571,806
	TOTAL	52,372,093
	Energy—4.7%
55,815	Baker Hughes, Inc.	2,940,334
247,374	BP PLC, ADR	8,831,252
87,998	ENI SPA, ADR	2,868,735
367,839	Kinder Morgan, Inc.	10,060,397
87,830	National Oilwell Varco, Inc.	3,305,921
222,335	Royal Dutch Shell PLC, Class A, ADR	11,663,694
56,989	Schlumberger Ltd.	4,454,260
144,066	Total SA, ADR	6,948,303
99,067	Valero Energy Corp.	6,530,497
	TOTAL	57,603,393
	Financials—6.5%
56,415	Cincinnati Financial Corp.	3,397,875
288,016	Fifth Third Bancorp	5,486,705
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Financials—continued
95,230	Hartford Financial Services Group, Inc.	$4,405,340
239,176	JPMorgan Chase & Co.	15,367,058
48,229	Lincoln National Corp.	2,580,734
46,345	MetLife, Inc.	2,334,861
579,312	Old Republic International Corp.	10,450,788
32,803	PartnerRe Ltd.	4,559,617
114,198	Principal Financial Group	5,728,172
501,796	Sun Life Financial Services of Canada	16,915,543
105,431	T. Rowe Price Group, Inc.	7,972,692
	TOTAL	79,199,385
	Health Care—5.7%
121,376	AbbVie, Inc.	7,227,941
26,202	Amgen, Inc.	4,144,632
169,815	AstraZeneca Group PLC, ADR	5,415,400
424,069	GlaxoSmithKline PLC, ADR	18,260,411
88,243	Johnson & Johnson	8,915,190
177,031	Merck & Co., Inc.	9,676,515
405,212	Pfizer, Inc.	13,704,270
60,899	Sanofi, ADR	3,065,656
	TOTAL	70,410,015
	Industrials—4.8%
363,986	BAE Systems PLC, ADR	9,845,821
48,233	Boeing Co.	7,141,860
20,736	Caterpillar, Inc.	1,513,521
532,511	Donnelley (R.R.) & Sons Co.	8,983,461
53,899	Eaton Corp. PLC	3,013,493
59,644	Lockheed Martin Corp.	13,111,541
104,290	Pitney Bowes, Inc.	2,153,588
133,357	Republic Services, Inc.	5,833,035
66,430	Siemens AG	6,680,959
	TOTAL	58,277,279
	IT Services—5.6%
306,587	CA, Inc.	8,495,526
347,496	Cisco Systems, Inc.	10,025,260
137,172	Computer Sciences Corp.	9,134,283
337,248	EMC Corp.	8,842,643
34,105	IBM Corp.	4,777,428
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	IT Services—continued
202,317	Intel Corp.	$6,850,454
74,883	Maxim Integrated Products, Inc.	3,068,705
193,591	Microsoft Corp.	10,190,630
106,504	Seagate Technology	4,053,542
58,475	Texas Instruments, Inc.	3,316,702
	TOTAL	68,755,173
	Materials—1.0%
108,257	Avery Dennison Corp.	7,033,457
126,199	International Paper Co.	5,387,436
	TOTAL	12,420,893
	Telecommunication Services—5.3%
479,032	AT&T, Inc.	16,052,362
281,087	BCE, Inc.	12,145,769
447,909	CenturyLink, Inc.	12,635,513
88,484	Consolidated Communications Holdings, Inc.	1,955,496
403,730	Verizon Communications	18,926,863
89,314	Vodafone Group PLC, ADR	2,944,683
	TOTAL	64,660,686
	Utilities—4.1%
106,560	Ameren Corp.	4,654,541
69,056	Consolidated Edison Co.	4,540,432
82,318	Duke Energy Corp.	5,883,267
131,135	Entergy Corp.	8,938,162
254,923	Exelon Corp.	7,117,450
231,061	FirstEnergy Corp.	7,209,103
43,465	National Grid PLC, ADR	3,112,094
232,948	Northland Power, Inc.	3,010,722
23,779	PG&E Corp.	1,269,799
113,598	Southern Co.	5,123,270
	TOTAL	50,858,840
	TOTAL COMMON STOCKS (IDENTIFIED COST $542,479,584)	567,145,581
	MUNICIPAL BONDS—50.0%
	Alabama—0.4%
$2,000,000	Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 5.75%, 10/1/2030	2,296,320
700,000	Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 6.00%, 10/1/2040	810,271
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Alabama—continued
$2,000,000		Selma, AL IDB, (International Paper Co.), Revenue Bonds (Series 2011A), 5.375%, 12/1/2035	$2,208,500
		TOTAL	5,315,091
		Alaska—0.2%
2,225,000		Valdez, AK Marine Terminal, (BP PLC), Revenue Refunding Bonds (Series 2003B), 5.00%, 1/1/2021	2,558,283
		Arizona—1.5%
3,000,000		Arizona Board of Regents, (Arizona State University), System Revenue & Refunding Bonds (Series 2015A Green Bonds), 5.00%, 7/1/2024	3,657,000
3,000,000	[1,2]	Phoenix, AZ IDA, (Great Heart Academies), Education Facility Revenue Bonds (Series 2014A), 5.00%, 7/1/2034	3,080,490
3,990,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2008A), 5.00%, 1/1/2038	4,286,018
3,900,000		Salt Verde Financial Corp., AZ, Senior Gas Revenue Bonds (Series 2007), 5.00% (Citigroup, Inc. GTD), 12/1/2032	4,431,297
2,500,000		Salt Verde Financial Corp., AZ, Senior Gas Revenue Bonds (Series 2007), 5.00% (Citigroup, Inc. GTD), 12/1/2037	2,785,950
		TOTAL	18,240,755
		California—4.4%
2,000,000	[3]	Bay Area Toll Authority, CA San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2006C-1), 0.91% TOBs (Bay Area Toll Authority, CA), Mandatory Tender 5/1/2023	1,965,560
1,500,000	[3]	Bay Area Toll Authority, CA San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A), 1.26% TOBs (Bay Area Toll Authority, CA), Mandatory Tender 4/1/2027	1,469,790
2,000,000		California Health Facilities Financing Authority, (Providence Health & Services), Revenue Bonds (Series 2014B), 5.00%, 10/1/2044	2,231,340
500,000	[1,2]	California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.00%, 7/1/2034	530,655
1,500,000	[1,2]	California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	1,586,460
1,135,000	[1,2]	California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.00%, 7/1/2045	1,194,497
2,000,000		California State, School Facilities UT GO Bonds, 5.00%, 11/1/2031	2,343,220
3,000,000		California State, UT GO Bonds, 5.00%, 11/1/2022	3,256,260
2,500,000		California State, Various Purpose Refunding GO Bonds, 5.00%, 2/1/2038	2,810,175
2,500,000		California State, Various Purpose UT GO Bonds (Series 2013), 5.00%, 10/1/2022	3,029,575
1,125,000	[1,2]	California Statewide CDA, (899 Charleston LLC), Revenue Refunding Bonds (Series 2014A), 5.25%, 11/1/2044	1,142,336
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$2,000,000		California Statewide CDA, (Sutter Health), Revenue Refunding Bonds (Series 2011D), 5.25%, 8/15/2031	$2,325,220
2,935,000		Chula Vista, CA Municipal Finance Authority, Special Tax Revenue Refunding Bonds (Series 2013), 5.50%, 9/1/2028	3,409,736
500,000		Corona-Norco USD Community Facilities District No. 98-1, CA, 2013 Special Tax Refunding Bonds, 5.00%, 9/1/2032	552,435
3,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue Refunding Bonds (Series 2013A), 5.75%, 1/15/2046	3,466,230
5,500,000		Golden State Tobacco Securitization Corp., CA, (California State), Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2015A), 5.00%, 6/1/2040	6,119,410
265,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.00%, 9/2/2021	306,428
3,000,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2009E), 6.00%, 5/1/2039	3,473,520
2,000,000		San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-2), 5.00%, 3/1/2031	2,199,940
1,000,000		Trustees of the California State University, Systemwide Revenue Bonds (Series 2014A), 5.00%, 11/1/2039	1,138,160
3,550,000		Trustees of the California State University, Systemwide Revenue Bonds (Series 2015A), 5.00%, 11/1/2030	4,234,085
2,500,000		University of California (The Regents of), General Revenue Bonds (Series 2013AI), 5.00%, 5/15/2032	2,882,575
2,000,000		University of California (The Regents of), Limited Project Revenue Bonds (Series 2012G), 5.00%, 5/15/2031	2,329,120
		TOTAL	53,996,727
		Colorado—1.7%
1,500,000	[1,2]	Colorado Educational & Cultural Facilities Authority, (University Lab School), Charter School Refunding & Improvement Revenue Bonds (Series 2015), 5.00%, 12/15/2035	1,505,835
3,750,000		Colorado Health Facilities Authority, (Sisters of Charity of Leavenworth Health System), Revenue Bonds (Series 2013A), 5.00%, 1/1/2044	4,132,500
600,000		Colorado Health Facilities Authority, (Total Longterm Care National Obligated Group), Revenue Bonds (Series 2010A), 6.00%, 11/15/2030	665,844
1,290,000		Colorado Springs, CO Utility System, Utilities System Revenue Bonds (Series 2014A-1), 5.00%, 11/15/2044	1,460,215
1,160,000		Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COPs (Series 2008), 5.50% (United States Treasury PRF 11/1/2018@100), 11/1/2027	1,316,728
2,475,000		Denver (City & County), CO, (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2013B), 5.00%, 11/15/2043	2,735,048
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Colorado—continued
$2,800,000	E-470 Public Highway Authority, CO, Revenue Bonds (Series 2010C), 5.375%, 9/1/2026	$3,135,300
5,000,000	University of Colorado, Tax-Exempt University Enterprise Revenue Bonds (Series 2013A), 5.00%, 6/1/2032	5,721,250
	TOTAL	20,672,720
	Delaware—0.2%
2,000,000	University of Delaware, Revenue Bonds (Series 2013A), 5.00%, 11/1/2022	2,421,240
	District of Columbia—0.3%
2,000,000	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2010A), 5.00%, 12/1/2019	2,314,980
525,000	District of Columbia, (KIPP DC), Revenue Bonds (Series 2013A), 6.00%, 7/1/2048	595,214
1,000,000	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds (Series 2009A), 5.125%, 7/1/2032	1,126,470
	TOTAL	4,036,664
	Florida—2.5%
1,135,000	Atlantic Beach, FL Health Care Facilities, (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.00%, 11/15/2019	1,252,393
665,000	Jacksonville, FL Sales Tax, Revenue Refunding Bonds (Series 2012), 5.00%, 10/1/2021	788,072
1,000,000	Jacksonville, FL Sales Tax, Revenue Refunding Bonds (Series 2012), 5.00%, 10/1/2029	1,142,220
1,250,000	Jacksonville, FL Sales Tax, Revenue Refunding Bonds (Series 2012A), 5.00%, 10/1/2029	1,427,775
1,750,000	Miami Beach, FL Health Facilities Authority, (Mt. Sinai Medical Center, FL), Hospital Revenue Refunding Bonds (Series 2012), 5.00%, 11/15/2029	1,934,397
1,000,000	Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2014B), 5.00%, 10/1/2037	1,123,820
1,100,000	Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.00% (AGM INS), 10/1/2023	1,219,108
2,000,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2027	2,282,920
1,000,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2028	1,135,890
3,215,000	Miami-Dade County, FL Transit System Sales Surtax Revenue Bonds (Series 2012), 5.00%, 7/1/2042	3,549,778
4,000,000	Miami-Dade County, FL Water & Sewer, Water & Sewer System Revenue Refunding Bonds (Series 2015), 5.00%, 10/1/2023	4,824,400
1,400,000	Miami-Dade County, FL, (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.75%, 10/1/2030	1,636,222
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Florida—continued
$1,600,000	Miami-Dade County, FL, (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.75%, 10/1/2032	$1,872,400
3,435,000	Orange County, FL Tourist Development Tax, Revenue Refunding Bonds (Series 2015), 5.00%, 10/1/2023	4,157,552
335,000	Palm Beach County, FL Health Facilities Authority, (Sinai Residences of Boca Raton), Revenue Bonds (Series 2014A), 7.25%, 6/1/2034	397,910
1,340,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.40%, 5/1/2037	1,340,911
420,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	422,768
	TOTAL	30,508,536
	Georgia—2.0%
5,000,000	Athens-Clarke County, GA Water & Sewerage, Revenue Bonds (Series 2008), 5.625% (United States Treasury PRF 1/1/2019@100), 1/1/2028	5,739,900
1,000,000	Atlanta, GA Airport General Revenue, Airport General Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2033	1,131,530
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.25% (United States Treasury PRF 11/1/2019 @100), 11/1/2034	3,608,130
6,000,000	Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.00%, 11/1/2040	6,800,040
615,000	Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.60%, 1/1/2030	617,263
1,500,000	DeKalb Private Hospital Authority, GA, (Children's Healthcare of Atlanta, Inc.), RACs (Series 2009), 5.00%, 11/15/2024	1,706,955
4,000,000	Fulton County, GA Development Authority, (Piedmont Healthcare, Inc.), Revenue Bonds (Series 2014A), 5.00%, 7/1/2044	4,339,200
	TOTAL	23,943,018
	Guam—0.1%
565,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.625%, 12/1/2029	624,370
500,000	Guam Power Authority, Revenue Bonds (Series 2012A), 5.00%, 10/1/2034	536,820
	TOTAL	1,161,190
	Hawaii—0.1%
1,250,000	Hawaii State Department of Budget & Finance, (Hawaiian Electric Co., Inc.), Special Purpose Revenue Bonds (Series 2009), 6.50%, 7/1/2039	1,416,463
	Idaho—0.2%
2,000,000	Idaho Health Facilities Authority, (Terraces of Boise), Revenue Bonds (Series 2013A), 7.75%, 10/1/2034	2,130,840
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Illinois—3.2%
$2,000,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2035	$2,184,720
2,000,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2036	2,181,760
1,500,000	Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2015B), 5.00%, 1/1/2031	1,687,635
1,180,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2005A), 5.25% (United States Treasury PRF 1/1/2016@100), 1/1/2026	1,189,782
1,000,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), 5.75%, 1/1/2039	1,163,500
1,000,000	Chicago, IL Sales Tax, Revenue Refunding Bonds (Series 2002), 5.00%, 1/1/2027	1,061,090
2,000,000	Chicago, IL, Project & Refunding UT GO Bonds (Series 2003B), 5.00%, 1/1/2022	2,083,840
1,500,000	Chicago, IL, Project & Refunding UT GO Bonds (Series 2003B), 5.50%, 1/1/2032	1,560,105
665,000	Chicago, IL, Refunding UT GO Bonds (Series 2007G), 5.50%, 1/1/2042	681,791
1,390,000	Chicago, IL, UT GO Bonds (Project Series 2011A), 5.25%, 1/1/2035	1,404,929
415,000	DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 3/1/2036	415,934
1,000,000	Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 2/15/2037	997,750
875,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.00% (United States Treasury PRF 5/15/2016@100), 5/15/2025	900,427
625,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.00% (United States Treasury PRF 5/15/2016@100), 5/15/2037	643,163
5,000,000	Illinois Finance Authority, (Northwestern University), Revenue Bonds (Series 2015), 5.00%, 12/1/2026	6,181,450
2,000,000	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds (Series 2014B), 5.00%, 1/1/2039	2,178,820
775,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.00%, 1/1/2024	814,169
1,500,000	Illinois State, UT GO Bonds (Series 2013A), 5.00%, 4/1/2035	1,545,855
2,950,000	Illinois State, UT GO Bonds (Series June 2013), 5.50%, 7/1/2038	3,110,008
1,265,000	Illinois State, UT GO Bonds (Series of May 2014), 5.00%, 5/1/2033	1,314,714
1,230,000	Illinois State, UT GO Refunding Bonds (Series May 2012), 5.00%, 8/1/2025	1,313,160
1,500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2010A), 5.50%, 6/15/2050	1,568,925
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Illinois—continued
$2,200,000		Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 6.00%, 6/1/2028	$2,609,046
		TOTAL	38,792,573
		Indiana—1.8%
2,500,000		Indiana Health & Educational Facility Financing Authority, (Baptist Homes of Indiana), Revenue Bonds (Series 2005), 5.25% (United States Treasury PRF 11/15/2015@100), 11/15/2035	2,505,125
2,750,000		Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), 5.25%, 1/1/2034	3,144,653
765,000		Indiana State Finance Authority Hospital Revenue, (Indiana University Health Obligated Group), Hospital Revenue Refunding Bonds (Series 2014A), 5.00%, 12/1/2029	894,492
1,415,000		Indiana State Finance Authority Wastewater Utilities, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2011A), 5.00%, 10/1/2021	1,674,256
1,415,000		Indiana State Finance Authority Wastewater Utilities, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2012A), 5.00%, 10/1/2029	1,601,950
4,000,000		Indiana State Finance Authority Wastewater Utilities, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2014A), 5.00%, 10/1/2039	4,492,040
1,095,000		Indiana State Finance Authority, (Ohio Valley Electric Corp.), Midwestern Disaster Relief Revenue Bonds (Series 2012A), 5.00%, 6/1/2032	1,155,159
2,810,000		Indiana University, Student Fee Bonds (Series W-1)/(Green Bonds), 5.00%, 8/1/2026	3,395,716
2,080,031	[4,5]	St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 2/15/2034	101,526
2,500,000		Whiting, IN Environmental Facilities, (BP PLC), Revenue Bonds (Series 2009), 5.25%, 1/1/2021	2,905,075
		TOTAL	21,869,992
		Iowa—0.5%
600,300		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014A), 2.70%, 11/15/2046	497,337
112,608		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014B), 2.00%, 5/15/2056	90
2,000,000		Iowa Finance Authority, (Iowa Fertilizer Co.), Midwestern Disaster Area Revenue Bonds (Series 2013), 5.00%, 12/1/2019	2,124,980
1,500,000		Iowa Finance Authority, (Iowa Fertilizer Co.), Midwestern Disaster Area Revenue Bonds (Series 2013), 5.50%, 12/1/2022	1,589,235
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Iowa—continued
$2,000,000	Tobacco Settlement Authority, IA, Tobacco Settlement Asset-Backed Bonds (Series 2005C), 5.375%, 6/1/2038	$1,876,900
	TOTAL	6,088,542
	Kansas—0.7%
2,605,000	Kansas State Development Finance Authority, (Adventist Health System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2009D), 5.00%, 11/15/2029	2,784,849
5,000,000	Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.00%, 9/1/2044	5,513,600
	TOTAL	8,298,449
	Kentucky—0.5%
2,000,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds (Series 2013), 6.00%, 7/1/2053	2,272,820
4,145,000	Louisville & Jefferson County, KY Metropolitan Government, (Catholic Health Initiatives), Revenue Bonds (Series 2012A), 5.00%, 12/1/2035	4,479,916
	TOTAL	6,752,736
	Louisiana—1.1%
1,000,000	Louisiana Stadium and Expo District, Senior Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2030	1,130,220
4,235,000	Louisiana Stadium and Expo District, Senior Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2036	4,676,838
2,000,000	Louisiana State Citizens Property Insurance Corp., Revenue Refunding Bonds (Series 2012), 5.00%, 6/1/2024	2,312,700
4,660,000	Louisiana State Gas & Fuels Second Lien, Revenue Bonds (Series 2010B), 5.00%, 5/1/2045	5,243,479
470,000	St. Charles Parish, LA Gulf Opportunity Zone, Revenue Bonds (Series 2010), 4.00% TOBs (Valero Energy Corp.), Mandatory Tender 6/1/2022	499,680
	TOTAL	13,862,917
	Maine—0.1%
900,000	Maine Health & Higher Educational Facilities Authority, (Maine General Medical Center), Revenue Bonds (Series 2011), 6.75%, 7/1/2041	1,018,035
	Maryland—0.2%
530,000	Maryland State EDC, (CONSOL Energy, Inc.), Port Facilities Revenue Refunding Bonds (Series 2010), 5.75%, 9/1/2025	526,968
925,000	Maryland State EDC, (Ports America Chesapeake, Inc.), Revenue Bonds (Series B), 5.75%, 6/1/2035	1,007,131
600,000	Westminster, MD, (Lutheran Village at Miller's Grant, Inc.), Revenue Bonds (Series 2014A), 6.00%, 7/1/2034	646,998
	TOTAL	2,181,097
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Massachusetts—0.3%
$3,195,000		Massachusetts HEFA, (Northeastern University), Revenue Bonds (Series 2010A), 5.00%, 10/1/2025	$3,666,103
		Michigan—1.6%
4,000,000		Michigan Finance Authority, (Public Lighting Authority), Local Government Loan Program Revenue Bonds (Series 2014B), 5.00%, 7/1/2039	4,266,240
1,150,000		Michigan State Finance Authority Revenue, (Detroit, MI Water Supply System), Senior Lien Revenue Bonds (Series 2014 D-1), 5.00% (AGM INS), 7/1/2037	1,257,283
2,500,000		Michigan State Hospital Finance Authority, (Henry Ford Health System, MI), Revenue Refunding Bonds (Series 2006A), 5.25%, 11/15/2032	2,594,925
5,000,000	[3]	Michigan State Hospital Finance Authority, (McLaren Health Care Corp.), Hospital Revenue Refunding Floating Rate Bonds (Series 2015 D-2), 0.88%, 10/15/2020	4,992,400
645,000		Michigan State University Board of Trustees, (Michigan State University), General Revenue Bonds (Series 2015A), 5.00%, 8/15/2024	791,537
1,000,000		Michigan Strategic Fund, (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.25%, 10/15/2026	1,172,300
1,500,000		Saginaw, MI Hospital Finance Authority, (Covenant Medical Center, Inc.), Hospital Revenue Refunding Bonds (Series 2010H), 5.00%, 7/1/2030	1,648,965
2,700,000		Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.00%, 12/1/2037	2,915,190
		TOTAL	19,638,840
		Minnesota—0.7%
1,000,000		Baytown Township, MN, (St. Croix Preparatory Academy), Lease Revenue Bonds (Series 2008A), 7.00%, 8/1/2038	1,034,140
3,000,000		Minnesota State, UT GO State Various Purpose Bonds (Series 2014A), 5.00%, 8/1/2024	3,729,480
3,000,000		Minnesota State, Various Purpose Revenue Refunding UT GO Bonds (Series 2013F), 5.00%, 10/1/2021	3,605,760
600,000		Western Minnesota Municipal Power Agency, MN, Power Supply Revenue Bonds (Series 2014A), 5.00%, 1/1/2040	673,404
		TOTAL	9,042,784
		Mississippi—0.5%
4,600,000		Lowndes County, MS Solid Waste Disposal, (Weyerhaeuser Co.), PCR Refunding Bonds (Project A), 6.80%, 4/1/2022	5,712,280
		Missouri—0.2%
2,500,000		Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.00%, 1/1/2044	2,800,150
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Nebraska—0.8%
$3,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3)/(Series 2012), 5.00% (Goldman Sachs & Co. GTD), 9/1/2032	$3,301,980
3,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3)/(Series 2012), 5.00% (Goldman Sachs & Co. GTD), 9/1/2042	3,235,410
2,000,000		Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.00%, 1/1/2037	2,208,260
1,000,000		Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.00%, 1/1/2038	1,100,600
		TOTAL	9,846,250
		Nevada—0.6%
3,000,000		Clark County, NV Airport System, Subordinate Lien Revenue Refunding Bonds (Series 2014A-2), 5.00%, 7/1/2035	3,379,260
3,000,000		Nevada State, Capital Improvement & Cultural LT GO Bonds (Series 2013D-1), 5.00%, 3/1/2022	3,595,620
		TOTAL	6,974,880
		New Jersey—1.5%
2,000,000	[3]	New Jersey EDA, (New Jersey State), School Facilities Construction Refunding SIFMA Index Notes (Series 2013I), 1.56%, 9/1/2027	1,780,720
2,000,000		New Jersey EDA, (NJ Dedicated Cigarette Excise Tax), Cigarette Tax Revenue Refunding Bonds (Series 2012), 5.00%, 6/15/2020	2,191,880
1,315,000		New Jersey EDA, School Facilities Construction Bonds (Series 2015WW), 5.25% (New Jersey State), 6/15/2040	1,370,401
2,315,000		New Jersey State EDA, (Rutgers, The State University of New Jersey), GO Lease Revenue Bonds (Series 2013), 5.00%, 6/15/2032	2,660,722
1,000,000		New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation Program Bonds (Series 2012AA), 5.00%, 6/15/2022	1,082,620
1,200,000		New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation System Bonds (Series 2011A), 6.00%, 6/15/2035	1,324,848
4,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2015E), 5.00%, 1/1/2034	4,506,560
500,000		Rutgers, The State University of New Jersey, GO Refunding Bonds (Series 2013J), 5.00%, 5/1/2021	590,675
3,000,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Bonds (Series 2007-1), 4.625%, 6/1/2026	2,925,361
		TOTAL	18,433,787
		New York—5.5%
2,000,000		Brooklyn Arena Local Development Corp., NY, Pilot Revenue Bonds (Series 2009), 6.375%, 7/15/2043	2,286,160
2,000,000		Erie County, NY IDA, (Buffalo, NY City School District), School Facility Revenue Refunding Bonds (Series 2011B), 5.00%, 5/1/2020	2,323,620
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$2,700,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, 2/15/2047	$3,071,034
3,305,000		Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Revenue Bonds (Series 2013C), 5.00%, 11/15/2042	3,672,714
1,000,000		Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Transportation Revenue Bonds (Series 2014B), 5.25%, 11/15/2039	1,142,500
4,000,000		New York City, NY IDA, (Yankee Stadium LLC), CPI PILOT Revenue Bonds (Series 2006), (FGIC INS), 1.015%, 3/1/2021	3,816,560
2,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer Second General Resolution Revenue Bonds (Fiscal 2015 Series FF), 5.00%, 6/15/2027	2,431,760
3,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds (Fiscal 2015 Series EE), 5.00%, 6/15/2036	3,416,220
2,100,000		New York City, NY TFA, Future Tax Secured Subordinate Revenue Bonds (Series 2014A-1), 5.00%, 8/1/2036	2,395,071
1,000,000	[3]	New York City, NY, UT GO Bonds (Series 2008J, Subseries J-4), 0.56%, 8/1/2025	993,400
5,000,000		New York City, NY, UT GO Bonds (Series 2009E-1), 5.25%, 10/15/2017	5,450,700
2,500,000		New York Convention Center Development Corp., Revenue Refunding Bonds (Hotel Unit Fee Secured)/(Series 2015), 5.00%, 11/15/2045	2,801,675
2,500,000	[1,2]	New York Liberty Development Corp., (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.00%, 11/15/2044	2,525,300
2,500,000		New York Liberty Development Corp., (4 World Trade Center), Liberty Revenue Bonds (Series 2011), 5.75%, 11/15/2051	2,878,775
5,000,000		New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose Revenue Refunding Bonds (Series 2012A), 5.00%, 12/15/2028	5,929,950
1,500,000		New York State Dormitory Authority, (Columbia University), Revenue Bonds (Series 2015B), 5.00%, 10/1/2021	1,806,660
1,250,000		New York State Thruway Authority, (New York State Thruway Authority), General Revenue Bonds (Series 2012I), 5.00%, 1/1/2037	1,402,513
4,020,000		New York State Thruway Authority, (New York State Thruway Authority), General Revenue Junior Indebtedness Obligations (Series 2013A), 5.00%, 5/1/2019	4,544,007
2,000,000		New York State, UT GO Bonds (Series 2011A), 5.00%, 2/15/2020	2,328,360
2,685,000		Rockland County, NY, Public Improvement LT GO Bonds (Series 2014C), 3.00% (AGM INS), 5/1/2018	2,802,710
7,000,000		Sales Tax Asset Receivable Corp., NY, (New York State) Sales Tax Asset Revenue Bonds (Fiscal 2015 Series A), 5.00%, 10/15/2020	8,277,500
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$505,000	Tobacco Settlement Financing Corp., NY, (New York State), Asset-Backed Revenue Bonds (Series 2013B), 5.00%, 6/1/2022	$539,350
	TOTAL	66,836,539
	North Carolina—0.8%
5,000,000	Charlotte-Mecklenburg Hospital Authority, NC, (Carolinas HealthCare System), Health Care Revenue & Revenue Refunding Bonds (Series 2012A), 5.00%, 1/15/2043	5,523,600
1,125,000	North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2015), 5.00%, 10/1/2035	1,170,101
1,535,000	North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 2008C), 5.25% (United States Treasury PRF 1/1/2018@100), 1/1/2020	1,684,049
1,500,000	North Carolina Municipal Power Agency No. 1, Revenue Refunding Bonds (Series 2015A), 5.00%, 1/1/2031	1,756,905
	TOTAL	10,134,655
	Ohio—1.9%
800,000	American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2008A), 5.00%, 2/15/2016	811,040
2,050,000	American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2008A), 5.00% (United States Treasury COL), 2/15/2016	2,078,803
2,750,000	American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Refunding Bonds (Series 2015A), 5.25%, 2/15/2033	3,122,487
1,680,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.50%, 6/1/2047	1,558,519
2,335,000	JobsOhio Beverage System, OH, Statewide Senior Lien Liquor Profits Tax-Exempt Revenue Bonds (Series 2013A), 5.00%, 1/1/2038	2,577,069
1,000,000	Lucas County, OH, (ProMedica Healthcare Obligated Group), Revenue Bonds (Series 2011A), 6.00%, 11/15/2041	1,193,880
2,060,000	Muskingum County, OH, (Genesis Healthcare Corp.), Hospital Facilities Revenue Bonds (Series 2013), 5.00%, 2/15/2027	2,205,189
2,545,000	Ohio State Air Quality Development Authority, (FirstEnergy Solutions Corp.), Revenue Bonds (Series 2009A), 5.70%, 8/1/2020	2,771,760
3,500,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.00%, 2/15/2048	3,798,550
1,200,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.25%, 2/15/2030	1,387,500
400,000	Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.45%, 12/15/2021	497,020
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$1,500,000		University of Cincinnati, OH, General Receipts Bonds (Series 2013C), 5.00%, 6/1/2039	$1,679,640
		TOTAL	23,681,457
		Oklahoma—0.1%
1,000,000		Tulsa, OK Industrial Authority, (Montereau, Inc.), Senior Living Community Revenue Bonds (Series 2010A), 7.25%, 11/1/2045	1,093,080
		Pennsylvania—2.7%
1,300,000		Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Revenue Refunding Bonds (Series 2005), 5.50%, 11/1/2016	1,309,243
4,785,000		Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2042	4,956,781
2,000,000	[3]	Berks County, PA Municipal Authority, (Reading Hospital & Medical Center) Variable Rate Revenue Bonds (Series 2012B), 1.51%, 7/1/2022	2,017,480
1,000,000		Chester County, PA IDA, (Collegium Charter School), Revenue Bonds (Series 2012A), 5.25%, 10/15/2032	1,031,100
1,250,000		Commonwealth Financing Authority of PA, (Commonwealth of Pennsylvania), Revenue Bonds (Series 2013A-2), 5.00%, 6/1/2030	1,385,762
1,355,000		Cumberland County, PA Municipal Authority, (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.00%, 1/1/2038	1,442,018
2,120,000		Montgomery County, PA Higher Education & Health Authority Hospital, (Dickinson College), Revenue Bonds (Series 2006FF1), 5.00% (CIFG Assurance NA INS), 5/1/2028	2,163,630
1,000,000		Northampton County, PA General Purpose Authority, (St. Luke's Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.25%, 8/15/2024	1,087,120
2,500,000		Northampton County, PA General Purpose Authority, (St. Luke's Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.50%, 8/15/2035	2,719,975
5,000,000		Pennsylvania State Higher Education Facilities Authority, (Thomas Jefferson University), Fixed Rate Revenue Bonds (Series 2015A), 5.00%, 9/1/2045	5,451,200
2,055,000		Pennsylvania State Turnpike Commission, Revenue Bonds (Series 2013C), 5.00%, 12/1/2043	2,246,176
2,140,000	[3]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013B), 1.28%, 12/1/2020	2,154,552
500,000		Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 7/1/2035	505,866
1,110,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Temple University Health System Obligated Group), Hospital Revenue Bonds (Series 2012A), 5.625%, 7/1/2042	1,187,778
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$3,000,000	Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds (Series 2012), 5.00%, 11/1/2027	$3,466,200
	TOTAL	33,124,881
	Puerto Rico—0.3%
2,165,000	Commonwealth of Puerto Rico, GO Bonds (Series 2014A), 8.00%, 7/1/2035	1,580,428
3,000,000	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A), 7.00%, 7/1/2033	1,916,340
	TOTAL	3,496,768
	Rhode Island—0.2%
2,000,000	Tobacco Settlement Financing Corp., RI, Tobacco Settlement Asset-Backed Bonds (Series 2015A), 5.00%, 6/1/2035	2,117,020
	South Carolina—0.1%
1,305,000	Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.45%, 12/1/2037	1,305,835
	South Dakota—0.1%
1,000,000	Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.00%, 6/1/2023	1,170,080
	Tennessee—0.8%
6,000,000	Rutherford County, TN Health and Educational Facilities Board, (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 2012C), 5.00%, 11/15/2047	6,585,720
1,280,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds (Series 2006A), 5.25% (Goldman Sachs Group, Inc. GTD), 9/1/2023	1,520,026
2,000,000	Tennessee State School Board Authority, Higher Educational Facilities Second Program Bonds (Series 2013A), 5.00%, 11/1/2029	2,327,760
	TOTAL	10,433,506
	Texas—6.2%
2,065,000	Bexar County, HFDC, (Army Retirement Residence Foundation), Revenue Refunding Bonds (Series 2007), 5.00%, 7/1/2033	2,111,338
2,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.25%, 1/1/2046	2,294,560
1,080,000	Clifton Higher Education Finance Corp., TX, (Idea Public Schools), 6.00%, 8/15/2033	1,277,219
500,000	Clifton Higher Education Finance Corp., TX, (Idea Public Schools), Education Revenue Bonds (Series 2012), 5.00%, 8/15/2042	526,745
3,000,000	Clifton Higher Education Finance Corp., TX, (Uplift Education), Revenue Bonds (Series 2015A), 5.00%, 12/1/2035	3,147,810
3,000,000	Corpus Christi, TX Utility System, Junior Lien Revenue Improvement Bonds (Series 2015A), 5.00%, 7/15/2040	3,336,210
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$1,000,000		Dallas, TX Waterworks & Sewer System, Revenue Refunding Bonds (Series 2013), 5.00%, 10/1/2031	$1,152,200
1,355,000		Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding & Improvement Bonds (Series 2012C), 5.00%, 11/1/2020	1,590,092
5,000,000		Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2012B), 5.00%, 11/1/2035	5,632,300
750,000		Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2014A), 5.25%, 9/1/2044	787,800
5,000,000		Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), 5.25%, 10/1/2051	5,590,600
3,570,000		Harris County, TX Cultural Education Facilities Finance Corp., (Methodist Hospital, Harris County, TX), Revenue Bonds (Series 2008B), 5.25%, 12/1/2016	3,754,212
2,000,000		Houston, TX Combined Utility System, First Lien Revenue & Refunding Bonds (Series 2014D), 5.00%, 11/15/2044	2,260,560
5,000,000	[3]	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2012A), 0.91%, 5/1/2020	4,976,150
265,000		Houston, TX Higher Education Finance Corp., (Cosmos Foundation, Inc.), Education Revenue Bonds (Series 2011A), 6.875% (United States Treasury PRF 5/15/2021@100), 5/15/2041	342,534
2,875,000	[3]	Houston, TX Higher Education Finance Corp., (Rice University), Higher Education Revenue Refunding Bonds (Series 2013B), 0.54% (United States Treasury PRF 5/15/2016@100), 5/15/2048	2,878,191
1,965,000		Leander, TX ISD, UT GO Refunding Bonds (Series 2013A), 5.00% (PSFG GTD), 8/15/2031	2,303,176
915,000		North Texas Tollway Authority, First Tier Revenue Refunding Bonds (Series 2015B), 5.00%, 1/1/2045	1,009,730
1,665,000		North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2011B), 5.00%, 1/1/2038	1,788,610
3,000,000		North Texas Tollway Authority, System Second Tier Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2031	3,360,180
835,000		Red River, TX HFDC, (MRC The Crossings), Retirement Facility Revenue Bonds (Series 2014A), 7.50%, 11/15/2034	968,842
750,000		San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (New Series 2015), 5.00%, 2/1/2027	917,610
2,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125%, 5/15/2037	2,014,520
1,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Querencia at Barton Creek), Retirement Facility Revenue Bonds (Series 2015), 5.00%, 11/15/2040	1,014,970
3,000,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue Bonds (Series 2008D), 6.25% (Bank of America Corp. GTD), 12/15/2026	3,643,350
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$2,965,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), 5.25% (Bank of America Corp. GTD), 12/15/2026	$3,517,854
1,600,000		Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.30% (GNMA COL), 7/1/2034	1,669,920
4,000,000		Texas State Public Finance Authority, (Texas State), GO Refunding Bonds (Series 2014A), 5.00%, 10/1/2020	4,713,440
2,500,000		Texas State Public Finance Authority, (Texas State), GO Refunding Bonds (Series 2014A), 5.00%, 10/1/2021	2,997,350
3,870,000		Texas State Transportation Commission, (Central Texas Turnpike System), First Tier Revenue Refunding Bonds (Series 2012-A), 5.00%, 8/15/2041	4,205,800
		TOTAL	75,783,873
		Utah—0.2%
2,265,000		Utah State Transit Authority Sales Tax Revenue Refunding Bonds (Series 2015A), 5.00%, 6/15/2030	2,708,147
		Washington—2.3%
2,750,000		Central Puget Sound, WA Regional Transit Authority Sales Tax Improvement & Refunding Bonds (Series 2015S-1)/(Green Bonds), 5.00%, 11/1/2029	3,317,270
4,000,000		Port of Seattle, WA, LT GO Refunding Bonds (Series 2013A), 5.00%, 11/1/2021	4,789,280
3,650,000		Port of Tacoma, WA, LT GO Bonds (Series 2008A), 5.00% (AGM INS), 12/1/2030	3,966,601
615,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.25%, 6/1/2031	673,585
4,000,000		University of Washington, General Revenue Refunding Bonds (Series 2015B), 5.00%, 6/1/2037	4,626,000
2,000,000	[1,2]	Washington State Housing Finance Commission, (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2014A), 7.375%, 1/1/2044	2,271,380
4,950,000		Washington State, Motor Vehicle Fuel Tax UT GO Refunding Bonds (Series R-2015D), 5.00%, 7/1/2019	5,655,771
3,000,000		Washington State, UT GO Bonds (Series 2015A-1), 5.00%, 8/1/2038	3,438,360
		TOTAL	28,738,247
		West Virginia—0.1%
1,000,000		Ohio County, WV County Commission, (Fort Henry Centre Tax Increment Financing District No. 1), Tax Increment Revenue Bonds (Series 2005A), 5.625%, 6/1/2034	1,000,780
		Wisconsin—0.7%
2,450,000		Wisconsin HEFA, Revenue Refunding Bonds (Series 2014A), 5.00% (Hospital Sisters Services, Inc.), 11/15/2029	2,812,478
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Wisconsin—continued
$4,665,000	Wisconsin State General Fund Appropriation, (Wisconsin State), Revenue Bonds (Series 2009A), 5.75%, 5/1/2033	$5,346,043
	TOTAL	8,158,521
	Wyoming—0.1%
1,250,000	Laramie County, WY, (Cheyenne Regional Medical Center), Hospital Revenue Bonds (Series 2012), 5.00%, 5/1/2037	1,371,963
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $590,207,125)	612,536,294
	SHORT-TERM MUNICIPALS—4.3%[6]
	Florida—0.9%
9,000,000	Manatee County, FL, Pollution Control Revenue Refunding Bonds (Series 1994) Daily VRDNs (Florida Power & Light Co.), 0.01%, 11/2/2015	9,000,000
1,800,000	St. Lucie County, FL PCRBs, (Series 2000) Daily VRDNs (Florida Power & Light Co.), 0.01%, 11/2/2015	1,800,000
	TOTAL	10,800,000
	Georgia—0.9%
11,000,000	Appling County, GA Development Authority, (First Series 2011) Daily VRDNs (Georgia Power Co.), 0.19%, 11/2/2015	11,000,000
	Louisiana—0.1%
2,000,000	Louisiana Public Facilities Authority, (Series 2007) Daily VRDNs (Air Products & Chemicals, Inc.), 0.01%, 11/2/2015	2,000,000
	Michigan—0.5%
1,100,000	Kent Hospital Finance Authority, MI, (Series 2008B-3) Weekly VRDNs (Spectrum Health), (Wells Fargo Bank, N.A. LIQ), 0.01%, 11/4/2015	1,100,000
4,600,000	Michigan Higher Education Facilities Authority, (Series 2006) Weekly VRDNs (Albion College), (JPMorgan Chase Bank, N.A. LOC), 0.01%, 11/5/2015	4,600,000
	TOTAL	5,700,000
	New Hampshire—0.2%
2,300,000	New Hampshire HEFA, (Series 2007B) Daily VRDNs (Dartmouth College, NH)/(Bank of New York Mellon LIQ), 0.01%, 11/2/2015	2,300,000
	New York—0.5%
5,050,000	New York City, NY TFA, (Fiscal 1998 Series C) Daily VRDNs (Morgan Stanley Bank, N.A. LOC), 0.01%, 11/2/2015	5,050,000
1,800,000	New York City, NY TFA, Future Tax Secured Subordinate Bonds (Series 2013C-4) Daily VRDNs (JPMorgan Chase Bank, N.A. LIQ), 0.01%, 11/2/2015	1,800,000
	TOTAL	6,850,000
Annual Shareholder Report

Shares or Principal Amount		Value
	SHORT-TERM MUNICIPALS—continued[6]
	Ohio—0.4%
$4,700,000	Montgomery County, OH, (Series 2011B) Daily VRDNs (Miami Valley Hospital), (JPMorgan Chase Bank, N.A. LIQ), 0.01%, 11/2/2015	$4,700,000
	Tennessee—0.8%
10,000,000	Shelby County, TN Health Education & Housing Facilities Board, (Series 2008A) Daily VRDNs (Methodist Le Bonheur Healthcare), (AGM INS, U.S. Bank, N.A. LIQ), 0.02%, 11/2/2015	10,000,000
	TOTAL SHORT-TERM MUNICIPALS—4.3% (AT AMORTIZED COST)	53,350,000
	TOTAL INVESTMENTS—100.6% (IDENTIFIED COST $1,186,036,709)[7]	1,233,031,875
	OTHER ASSETS AND LIABILITIES - NET—(0.6)%[8]	(7,302,744)
	TOTAL NET ASSETS—100%	$1,225,729,131
At October 31, 2015, the Fund had the following open futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[4]United States Treasury Notes, 5 Year Short Futures	260	$31,141,094	December 2015	$29,862
[4]United States Treasury Notes, 10 Year Short Futures	120	$15,322,500	December 2015	$(35,046)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(5,184)
At October 31, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/18/2015	JPMorgan	21,765,540 CAD	$16,459,949	$180,831
12/18/2015	Morgan Stanley	18,810,500 EUR	$20,813,818	$(111,678)
12/18/2015	Bank of America	14,134,000 GBP	$21,649,967	$134,598
Contracts Sold:
12/18/2015	Morgan Stanley	18,810,500 EUR	$21,312,767	$610,627
11/2/2015	BNY Mellon	30,452 CAD	$23,042	$(247)
12/18/2015	Bank of America	14,134,000 GBP	$21,952,929	$168,364
12/18/2015	JPMorgan	21,765,540 CAD	$16,513,190	$(127,590)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$854,905
Net Unrealized Appreciation (Depreciation) on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

At October 31, 2015, the Fund held no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2015, these restricted securities amounted to $13,836,953, which represented 1.1% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2015, these liquid restricted securities amounted to $13,836,953, which represented 1.1% of total net assets.
3	Floating rate notes with current rate and maturity or tender date shown.
4	Non-income-producing security.
5	Security in default.
6	Current rate and next reset date shown for Variable Rate Demand Notes.
7	The cost of investments for federal tax purposes amounts to $1,186,595,992.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$440,213,546	$—	$—	$440,213,546
International	120,251,076	6,680,959	—	126,932,035
Debt Securities:
Municipal Bonds	—	612,536,294	—	612,536,294
Short-Term Municipals	—	53,350,000	—	53,350,000
TOTAL SECURITIES	$560,464,622	$672,567,253	$—	$1,233,031,875
OTHER FINANCIAL INSTRUMENTS*	$(5,431)	$855,152	$—	$849,721
*	Other financial instruments include futures contracts and foreign exchange contracts.
Annual Shareholder Report

ADR	—American Depositary Receipt
AGM	—Assured Guaranty Municipal Corp.
CAD	—Canadian Dollar
CDA	—Community Development Authority
COL	—Collateralized
COPs	—Certificates of Participation
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
EUR	—Euro
FGIC	—Financial Guaranty Insurance Company
GBP	—Great Britain Pound
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
ISD	—Independent School District
LIQ	—Liquidity Agreement
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PRF	—Pre-refunded
PSFG	—Public School Fund Guarantee
RACs	—Revenue Anticipation Certificates
SIFMA	—Securities Industry and Financial Markets Association
TELA	—Toll Equity Loan Agreement
TFA	—Transitional Finance Authority
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.76	$12.17	$11.69	$10.75	$10.52
Income (Loss) From Investment Operations:
Net investment income	0.38	0.45	0.43	0.42	0.42
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.52)	0.59	0.48	0.94	0.24
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	1.04	0.91	1.36	0.66
Less Distributions:
Distributions from net investment income	(0.37)	(0.45)	(0.43)	(0.42)	(0.43)
Net Asset Value, End of Period	$12.25	$12.76	$12.17	$11.69	$10.75
Total Return[1]	(1.13)%	8.66%	7.92%	12.87%	6.46%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%[2]
Net investment income	3.02%	3.59%	3.60%	3.73%	4.01%
Expense waiver/reimbursement[3]	0.09%	0.15%	0.36%	0.46%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$598,118	$531,112	$376,204	$303,053	$267,566
Portfolio turnover	35%	18%	28%	24%	34%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 1.00% for the year ended October 31, 2011, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.75	$12.17	$11.68	$10.75	$10.51
Income (Loss) From Investment Operations:
Net investment income	0.29	0.37	0.36	0.34	0.34
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.53)	0.56	0.47	0.92	0.25
TOTAL FROM INVESTMENT OPERATIONS	(0.24)	0.93	0.83	1.26	0.59
Less Distributions:
Distributions from net investment income	(0.27)	(0.35)	(0.34)	(0.33)	(0.35)
Net Asset Value, End of Period	$12.24	$12.75	$12.17	$11.68	$10.75
Total Return[1]	(1.87)%	7.77%	7.21%	11.93%	5.76%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	1.75%[2]
Net investment income	2.33%	2.90%	2.91%	2.99%	3.25%
Expense waiver/reimbursement[3]	0.09%	0.15%	0.36%	0.46%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$23,398	$25,837	$28,332	$34,930	$43,675
Portfolio turnover	35%	18%	28%	24%	34%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio was 1.75% for the year ended October 31, 2011, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.75	$12.16	$11.68	$10.75	$10.51
Income (Loss) From Investment Operations:
Net investment income	0.28	0.35	0.34	0.34	0.34
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.52)	0.59	0.48	0.93	0.25
TOTAL FROM INVESTMENT OPERATIONS	(0.24)	0.94	0.82	1.27	0.59
Less Distributions:
Distributions from net investment income	(0.27)	(0.35)	(0.34)	(0.34)	(0.35)
Net Asset Value, End of Period	$12.24	$12.75	$12.16	$11.68	$10.75
Total Return[1]	(1.87)%	7.87%	7.13%	11.94%	5.76%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	1.75%[2]
Net investment income	2.23%	2.82%	2.84%	2.98%	3.25%
Expense waiver/reimbursement[3]	0.09%	0.15%	0.36%	0.46%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$291,624	$222,121	$140,706	$105,994	$86,120
Portfolio turnover	35%	18%	28%	24%	34%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio was 1.75%, for the year ended October 31, 2011, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.76	$12.17	$11.69	$10.75	$10.52
Income (Loss) From Investment Operations:
Net investment income	0.38	0.46	0.44	0.43	0.42
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.52)	0.58	0.47	0.93	0.24
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	1.04	0.91	1.36	0.66
Less Distributions:
Distributions from net investment income	(0.37)	(0.45)	(0.43)	(0.42)	(0.43)
Net Asset Value, End of Period	$12.25	$12.76	$12.17	$11.69	$10.75
Total Return[1]	(1.13)%	8.66%	7.92%	12.87%	6.45%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%[2]
Net investment income	2.98%	3.55%	3.53%	3.71%	4.00%
Expense waiver/reimbursement[3]	0.09%	0.14%	0.35%	0.46%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$169,620	$124,420	$69,497	$36,638	$18,876
Portfolio turnover	35%	18%	28%	24%	34%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio was 1.00% for the year ended October 31, 2011, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2011[1]
	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.75	$12.17	$11.68	$10.75	$10.29
Income (Loss) From Investment Operations:
Net investment income	0.41	0.48	0.46	0.44	0.34
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.51)	0.58	0.49	0.94	0.48
TOTAL FROM INVESTMENT OPERATIONS	(0.10)	1.06	0.95	1.38	0.82
Less Distributions:
Distributions from net investment income	(0.40)	(0.48)	(0.46)	(0.45)	(0.36)
Net Asset Value, End of Period	$12.25	$12.75	$12.17	$11.68	$10.75
Total Return[2]	(0.81)%	8.84%	8.28%	13.05%	8.05%
Ratios to Average Net Assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%[3,4]
Net investment income	3.26%	3.70%	3.77%	3.90%	4.14%[3]
Expense waiver/reimbursement[5]	0.09%	0.14%	0.35%	0.46%	0.51%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$142,969	$121,897	$42,031	$20,514	$3,149
Portfolio turnover	35%	18%	28%	24%	34%[6]
1	Reflects operations for the period from December 29, 2010 (date of initial investment) to October 31, 2011.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.75% for the period ended October 31, 2011, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2011.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2015
Assets:
Total investment in securities, at value (identified cost $1,186,036,709)		$1,233,031,875
Restricted cash (Note 2)		396,000
Cash		46,763
Cash denominated in foreign currencies (identified cost $23,152)		23,155
Income receivable		10,047,021
Receivable for investments sold		9,551,875
Receivable for shares sold		2,891,412
Unrealized appreciation on foreign exchange contracts		1,094,420
TOTAL ASSETS		1,257,082,521
Liabilities:
Payable for investments purchased	$28,461,666
Payable for shares redeemed	1,764,880
Payable for daily variation margin	7,344
Unrealized depreciation on foreign exchange contracts	239,515
Payable for distribution services fee (Note 5)	198,922
Payable for investment adviser fee (Note 5)	36,344
Payable for other service fees (Notes 2 and 5)	384,472
Payable for administrative fee (Note 5)	5,262
Payable for Directors'/Trustees' fees (Note 5)	1,058
Accrued expenses (Note 5)	253,927
TOTAL LIABILITIES		31,353,390
Net assets for 100,080,035 shares outstanding		$1,225,729,131
Net Assets Consists of:
Paid-in capital		$1,232,123,855
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		47,843,835
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(55,196,055)
Undistributed net investment income		957,496
TOTAL NET ASSETS		$1,225,729,131
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($598,117,703 ÷ 48,825,150 shares outstanding) no par value, unlimited shares authorized	$12.25
Offering price per share (100/94.50 of $12.25)	$12.96
Redemption proceeds per share	$12.25
Class B Shares:
Net asset value per share ($23,398,028 ÷ 1,911,019 shares outstanding) no par value, unlimited shares authorized	$12.24
Offering price per share	$12.24
Redemption proceeds per share (94.50/100 of $12.24)	$11.57
Class C Shares:
Net asset value per share ($291,624,452 ÷ 23,824,698 shares outstanding) no par value, unlimited shares authorized	$12.24
Offering price per share	$12.24
Redemption proceeds per share (99.00/100 of $12.24)	$12.12
Class F Shares:
Net asset value per share ($169,620,379 ÷ 13,846,260 shares outstanding) no par value, unlimited shares authorized	$12.25
Offering price per share (100/99.00 of $12.25)	$12.37
Redemption proceeds per share (99.00/100 of $12.25)	$12.13
Institutional Shares:
Net asset value per share ($142,968,569 ÷ 11,672,908 shares outstanding) no par value, unlimited shares authorized	$12.25
Offering price per share	$12.25
Redemption proceeds per share	$12.25
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2015
Investment Income:
Interest			$22,587,440
Dividends (net of foreign tax withheld of $714,472)			24,656,751
TOTAL INCOME			47,244,191
Expenses:
Investment adviser fee (Note 5)		$7,655,548
Administrative fee (Note 5)		921,725
Custodian fees		59,727
Transfer agent fees		786,005
Directors'/Trustees' fees (Note 5)		9,570
Auditing fees		27,000
Legal fees		9,060
Distribution services fee (Note 5)		2,231,837
Other service fees (Notes 2 and 5)		2,585,058
Portfolio accounting fees		212,947
Share registration costs		165,595
Printing and postage		54,218
Miscellaneous (Note 5)		16,567
TOTAL EXPENSES		14,734,857
Waiver and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(1,026,921)
Reimbursement of other operating expenses (Notes 2 and 5)	(1,425)
TOTAL WAIVER AND REIMBURSEMENT		(1,028,346)
Net expenses			13,706,511
Net investment income			33,537,680
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(14,684,627)
Net realized loss on futures contracts			(2,484,433)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(32,214,743)
Net change in unrealized depreciation of futures contracts			405,739
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(48,978,064)
Change in net assets resulting from operations			$(15,440,384)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,537,680	$27,469,091
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(17,169,060)	13,737,075
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(31,809,004)	20,062,708
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(15,440,384)	61,268,874
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(17,013,232)	(15,789,397)
Class B Shares	(537,739)	(753,033)
Class C Shares	(5,834,008)	(4,776,854)
Class F Shares	(4,384,257)	(3,222,402)
Institutional Shares	(4,531,073)	(2,537,385)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(32,300,309)	(27,079,071)
Share Transactions:
Proceeds from sale of shares	450,882,187	423,797,494
Net asset value of shares issued to shareholders in payment of distributions declared	30,153,237	25,031,123
Cost of shares redeemed	(232,953,466)	(114,401,251)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	248,081,958	334,427,366
Change in net assets	200,341,265	368,617,169
Net Assets:
Beginning of period	1,025,387,866	656,770,697
End of period (including undistributed net investment income of $957,496 and $955,163, respectively)	$1,225,729,131	$1,025,387,866
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2015
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide tax-advantaged income with a secondary objective of capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees and other services fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2015, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$1,460,846	$—
Class B Shares	60,478	—
Class C Shares	683,468	(835)
Class F Shares	380,266	(590)
TOTAL	$2,585,058	$(1,425)
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.
Annual Shareholder Report

Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $60,345,733. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $486,624 and $603,544, respectively. This is based on the amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the
Annual Shareholder Report

Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period-end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liabilities
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for daily variation margin	$5,184*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	1,094,420	Unrealized depreciation on foreign exchange contracts	239,515
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,094,420		$244,699
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(2,511,862)	$—	$(2,511,862)
Equity contracts	27,429	—	27,429
Foreign exchange contracts	—	(3,960,008)	(3,960,008)
TOTAL	$(2,484,433)	$(3,960,008)	$(6,444,441)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$405,739	$—	$405,739
Foreign exchange contracts	—	854,757	854,757
TOTAL	$405,739	$854,757	$1,260,496
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	14,413,845	$180,019,759	14,873,252	$187,426,211
Shares issued to shareholders in payment of distributions declared	1,314,876	16,342,603	1,205,400	15,088,344
Shares redeemed	(8,539,117)	(105,718,237)	(5,349,936)	(67,215,858)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,189,604	$90,644,125	10,728,716	$135,298,697

Year Ended October 31	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	489,559	$6,080,809	299,359	$3,757,686
Shares issued to shareholders in payment of distributions declared	38,594	481,005	55,133	687,029
Shares redeemed	(643,522)	(8,000,689)	(656,737)	(8,170,218)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(115,369)	$(1,438,875)	(302,245)	$(3,725,503)
Annual Shareholder Report

Year Ended October 31	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	9,571,835	$119,585,504	7,112,894	$89,809,529
Shares issued to shareholders in payment of distributions declared	405,526	5,039,168	317,383	3,969,517
Shares redeemed	(3,578,099)	(44,086,559)	(1,571,468)	(19,649,454)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	6,399,262	$80,538,113	5,858,809	$74,129,592

Year Ended October 31	2015		2014
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	4,800,905	$59,924,077	4,363,777	$55,083,958
Shares issued to shareholders in payment of distributions declared	351,409	4,362,536	254,981	3,196,660
Shares redeemed	(1,059,696)	(13,075,685)	(574,562)	(7,175,406)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	4,092,618	$51,210,928	4,044,196	$51,105,212

Year Ended October 31	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	6,824,390	$85,272,038	6,907,949	$87,720,110
Shares issued to shareholders in payment of distributions declared	316,193	3,927,925	166,028	2,089,573
Shares redeemed	(5,025,313)	(62,072,296)	(970,325)	(12,190,315)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,115,270	$27,127,667	6,103,652	$77,619,368
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	19,681,385	$248,081,958	26,433,128	$334,427,366
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, foreign currency transactions and return of capital.
For the year ended October 31, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,235,038)	$1,235,038
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2015 and 2014, was as follows:
	2015	2014
Tax-exempt income	$15,551,453	$12,347,830
Ordinary income	$16,748,856	$14,731,241
As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$957,496
Net unrealized appreciation	$46,434,585
Capital loss carryforwards and deferrals	$(53,786,805)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, defaulted securities and discount accretion/premium amortization on debt securities.
At October 31, 2015, the cost of investments for federal tax purposes was $1,186,595,992. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S dollars of assets and liabilities other than investments in securities; (b) futures contracts; and (c) outstanding foreign currency commitments was $46,435,883. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $87,078,806 and net unrealized depreciation from investments for those securities having an excess of cost over value of $40,642,923.
At October 31, 2015, the Fund had a capital loss carryforward of $53,786,805 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$14,530,877	$—	$14,530,877
2017	$39,255,928	NA	$39,255,928
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.65% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2015, the Adviser waived $1,026,921 of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2015, the Sub-Adviser earned a fee of $1,624,457.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2015, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$181,434
Class C Shares	2,050,403
TOTAL	$2,231,837
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2015, FSC retained $956,877 of fees paid by the Fund. For the year ended October 31, 2015, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended October 31, 2015, FSSC received $53,601 and reimbursed $1,425 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2015, FSC retained $367,777 and $5,629 in sales charges from the sale of Class A Shares and Class F Shares, respectively. FSC also retained $4,561, $18,410, $73,771 and $59,913 relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75%, 1.00% and 0.75% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $374,190,000 and $349,290,000, respectively.
Annual Shareholder Report

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2015, were as follows:
Purchases	$629,112,917
Sales	$379,148,792
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2015, there were no outstanding loans. During the year ended October 31, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2015, there were no outstanding loans. During the year ended October 31, 2015, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2015, 48.15% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
For the fiscal year ended October 31, 2015, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2015, 98.78% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Income Securities Trust AND SHAREHOLDERS OF Federated Muni and Stock Advantage Fund:
We have audited the accompanying statement of assets and liabilities of Federated Muni and Stock Advantage Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$993.20	$5.02
Class B Shares	$1,000	$989.50	$8.78
Class C Shares	$1,000	$989.50	$8.78
Class F Shares	$1,000	$993.20	$5.02
Institutional Shares	$1,000	$994.50	$3.77
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Class B Shares	$1,000	$1,016.38	$8.89
Class C Shares	$1,000	$1,016.38	$8.89
Class F Shares	$1,000	$1,020.16	$5.09
Institutional Shares	$1,000	$1,021.42	$3.82
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	1.00%
Institutional Shares	0.75%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Sub-Adviser in 2009 and served as a Senior Vice President of the Fund's Sub-Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Muni and Stock Advantage Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what
Annual Shareholder Report

might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
Annual Shareholder Report

and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single
Annual Shareholder Report

change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is
Annual Shareholder Report

the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C837
CUSIP 31420C829
CUSIP 31420C811
CUSIP 31420C720
CUSIP 31420C654
31285 (12/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $260,270

Fiscal year ended 2014 - $255,550

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $261

Fiscal year ended 2014 - $91

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $100 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $35,697 and $24,763 respectively. Fiscal year ended 2015- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014 – Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $63,952

Fiscal year ended 2014 - $121,150

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2015